UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21882

Oppenheimer Rochester North Carolina Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 9/30/2014

Item 1.	Reports to Stockholders.

OppenheimerFunds™
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

NORTH CAROLINA MUNICIPAL FUND

SEMIANNUAL REPORT 9.30.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	6.55%	1.49%	4.12%
1-Year	10.45	5.20	7.93
5-Year	5.38	4.36	4.67
Since Inception (10/10/06)	2.38	1.76	4.89

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

Investors in Oppenheimer Rochester North Carolina Municipal Fund earned highly competitive levels of tax-free income during the 6 months ended September 30, 2014: The Fund’s Class A dividend yield was 5.07% at net asset value (NAV) at the end of this reporting period, the taxable equivalent yield for the same share class was 7.86%, and distributions during this reporting period totaled 28.8 cents per Class A share. At 6.55%, the cumulative total return at NAV for this Fund’s Class A shares outperformed the Barclays Municipal Bond Index, its benchmark, by more than 240 basis points.

MARKET OVERVIEW

Overall, the muni market rallied during this reporting period. The Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market, rose 4.12% in the 6 months ended September 30, 2014.

In this reporting period, the Federal Reserve continued to clarify its position about what economic conditions would have to exist for it to consider ending its economic stimulus plan and changing the Fed Funds target rate, which has been set between zero and 0.25% for nearly 6 years.

The average distribution yield in Lipper’s Other States Municipal Debt Funds category was 3.33% at the end of this reporting period. At 5.07%, the distribution yield (at NAV) for this Fund’s Class A shares was 174 basis points higher than the category average.

Late in this reporting period, the Fed announced its plans to reduce and most likely end quantitative easing, its effort to stimulate the economy by adding billions of dollars’ worth of bonds to its holdings of mortgage-

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	5.07%
Dividend Yield with sales charge	4.83
Standardized Yield	4.19
Taxable Equivalent Yield	7.86
Last distribution (9/23/14)	$0.048
Total distributions (4/1/14 to 9/30/14)	$0.288

   Endnotes for this discussion begin on page 13 of this report

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backed and Treasury securities. According to the Federal Open Market Committee (FOMC) statement released September 17, 2014, agency mortgage-backed securities will be purchased in October at a reduced pace of $5 billion per month, rather than $10 billion per month, and longer-term Treasury securities will be added at $10 billion per month starting in October, rather than $15 billion per month. This move is the latest in the Fed’s ongoing efforts to help keep long-term borrowing costs low.

During calendar year 2013, the Fed was spending $85 billion a month to purchase these types of securities for its portfolio. Officials have been reducing their monthly purchases of these securities since January 2014 but had not set an end date for this stimulus program. The FOMC said it will closely monitor information on economic and financial developments in the coming months and that it will continue a reduced rate of purchases of Treasury and mortgage-backed securities until the “outlook for the labor market improves substantially in the context of price stability.” It is believed by many Fed watchers that an announcement about the end of quantitative easing might occur after the FOMC’s October 2014 meeting.

Also in September 2014, the Fed stated that it plans to keep the Fed Funds target rate at its current level “for a considerable time” after its bond-buying program ends. Markets were rattled late in the previous reporting period when Chairman Janet Yellen said that “considerable time” could mean 6 months.

During this reporting period, she clarified that any future decisions about rate changes would be “data dependent” and not necessarily based on a specific calendar target. Even after the goals of maximum employment and 2% inflation are reached, the Fed anticipates global economic conditions may necessitate keeping the Fed Funds rate below “normal” levels for some time.

The Fund reminds investors that longer-term interest rates are determined by the marketplace and not necessarily by a change in the Fed Funds rate. Our investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income during the current economic conditions.

On September 30, 2014, the average yield on 30-year, AAA-rated muni bonds was 3.31%, down 65 basis points from March 31, 2014. The average yield on 10-year, AAA-rated muni bonds on September 30, 2014 was 2.19%, down 34 basis points from the March 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.15%, down 5 basis points from the March 2014 date.

In North Carolina, Governor Pat McCrory signed a bill authorizing $376 million of bond-financed improvements at six University of North Carolina campuses. The governor said that the proceeds would improve student learning and living conditions and create new jobs for North Carolina construction and architectural firms.

4      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

The North Carolina Senate voted in favor of a $21 billion plan that would raise the salaries of public school teachers, but impose cuts elsewhere in state government. Although highly debated along party lines, the plan included $282 million to increase teacher salaries; the average raise would be 7%. According to Republican Senator Harry Brown, “This budget does a lot for the State of North Carolina … it moves the state in education to where it’s competitive, as far as teacher pay, and addresses many of the needs that are important to this state.”

Near the end of the reporting period, the governor announced plans to recommend a $1 billion transportation bond program to the General Assembly in 2015. The “25-Year Vision Plan” builds on the state’s Strategic Transportation Investments law and, according to the governor, is designed to make use of alternative funding sources such as public-private partnerships; reduce the state’s dependency on federal dollars; and take advantage of historically low interest rates to enhance the state’s ability to finance projects with municipal debt.

As of September 30, 2014, North Carolina’s general obligation (G.O.) bonds, which are backed by the full faith and taxing authority of state and local governments, maintained AAA ratings from Standard & Poor’s and Fitch Ratings and a Aaa rating from Moody’s Investors Service.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester North Carolina Municipal Fund held more than 130 securities as of September 30, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a variety of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was among the top 5% in Lipper’s Other States Municipal Debt Funds category as of September 30, 2014. At 5.07% on that date, it was 174 basis points higher than the category average, which was 3.33%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 7.86%, based on the Fund’s standardized yield as of September 30, 2014, and the current top federal North Carolina income tax rates. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s dividend trend this reporting period demonstrates the power of a yield-driven

5      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 4.8 cents per share throughout this reporting period. In all, the Fund distributed 28.8 cents per Class A share this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 33.7% of the Fund’s net assets at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds of the Master Settlement Agreement (MSA) and included in this Fund’s tobacco holdings, as discussed later in this report.

The Fund’s Puerto Rico holdings, some of which are insured, include G.O. debt and securities from many different sectors as well. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

In recent years, first-term Governor Alejandro García Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño, by strengthening the island’s balance sheet, cutting government payrolls, enacting comprehensive pension reforms, and raising revenues via tax rate changes and improved enforcement.

Some of the G.O. securities held by this Fund were issued in Puerto Rico. G.O. securities, which are backed by the full faith and taxing authority of state and local governments,

6      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

represented 6.5% of the Fund’s total assets at the end of this reporting period. The Fund’s G.O. holdings also include bonds issued by North Carolina municipalities and by the Northern Mariana Islands, a U.S. territory.

Sales tax revenue bonds accounted for 5.9% of the Fund’s total assets as of September 30, 2014, and all were issued in Puerto Rico. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues.

The Fund was also invested in the municipal leases sector this reporting period, which accounted for 2.0% of the Fund’s total assets as of September 30, 2014. All of the Fund’s holdings in this sector were issued in Puerto Rico. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements.

In late June 2014, news about the Commonwealth’s first balanced general fund budget in more than 20 years was overshadowed by Gov. Padilla’s decision to sign legislation allowing Puerto Rico’s public corporations – PREPA (the electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) – to restructure their debt. Were issuers to make use of this law – the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) – they could

7      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

potentially seek to lessen debt-service payments to their creditors.

We recently filed a lawsuit in federal court in Puerto Rico, challenging the constitutional validity of the Recovery Act, which we will pursue vigorously. We are determined to protect our shareholders’ best interests and enforce the bond covenants that have been negotiated.

As of September 30, 2014, the Fund’s holdings in the electric utilities sector included bonds issued by PREPA. The Fund’s investments also included securities issued in North Carolina and Guam. In all, the electric utilities sector represented 2.7% of the Fund’s total assets at the end of this reporting period.

The Fund’s holdings in the sewer utilities sector included bonds that were issued by PRASA. In all, sewer utility bonds represented 1.1% of total assets as of September 30, 2014.

Deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rican bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely and will post information on our website (oppenheimerfunds.com) and on our Twitter feed (twitter.com/rochesterfunds). We also encourage investors to contact their financial advisors for the latest information, as the situation remains quite fluid.

Puerto Rico debt continued to be the subject of a variety of critical reports. With media coverage focused on the Recovery Act and the potential for debt restructuring, Puerto Rico’s muni bonds faced another bout of pricing pressure. While sales tax revenue bonds remained pressured in the latter half of this reporting period, Puerto Rico’s G.O.s and PREPA bonds rallied.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders – and minimizing their potential losses.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

As of September 30, 2014, the Fund was invested in the hospital/healthcare sector, which represented 17.7% of its total assets. Our holdings in this sector consist of securities

8      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

across the credit spectrum, but most are investment grade.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 14.9% of the Fund’s total assets at the end of this reporting period. About 40% of the Fund’s tobacco bonds were issued in Puerto Rico; the Fund also holds MSA-backed bonds issued by Guam and the U.S. Virgin Islands.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories.

Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

Investors should note that we believe that our investments in “tobacco bonds” are well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

The Fund remained invested in the adult living facilities sector, which represented 13.9% of the Fund’s total assets as of September 30,

2014. These bonds, which finance various projects at senior living centers, tend to outperform in densely populated geographies with strong real estate values and in more rural areas with stable home prices.

Investments continued to be made in the higher education sector at 8.7% of the Fund’s total assets as of September 30, 2014. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance. Of the Fund’s total assets on September 30, 2014, 7.2% were invested in the marine/aviation facilities sector.

At the end of this reporting period, the Fund’s investments in the multifamily and single-family housing sectors represented 7.1% and 3.4% of the Fund’s total assets, respectively. Despite the ongoing difficulties in the national housing market, the securities in these sectors continued to provide competitive levels of tax-free income this reporting period. We believe that the Fund’s carefully selected holdings in these housing sectors are likely to bring benefit to investors over the long term.

During this reporting period, the Fund maintained an investment in municipal

9      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to this Fund and to funds across the industry during this reporting period as the prices of high-grade municipal securities rose. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

As is its penchant, the Rochester-based investment team will continue to monitor this Fund’s portfolio and make adjustments that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

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The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	17.7%
Tobacco-Master Settlement Agreement	14.9
Adult Living Facilities	13.9
Higher Education	8.7
Marine/Aviation Facilities	7.2
Multifamily Housing	7.1
General Obligation	6.5
Sales Tax Revenue	5.9
Student Housing	3.5
Single-Family Housing	3.4

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on net assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AA	25.4%	–	25.4%
A	5.4	–	5.4
BBB	32.7	11.7%	44.4
BB or lower	16.5	8.3	24.8
Total	80.0%	20.0%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

12      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 9/30/14

	Without Sales Charge	With Sales Charge
Class A	5.07%	4.83%

Class B	4.39	N/A

Class C	4.38	N/A

Class Y	5.10	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 9/30/14
Class A	4.19%
Class B	3.64
Class C	3.64
Class Y	4.42

TAXABLE EQUIVALENT YIELDS
As of 9/30/14
Class A	7.86%
Class B	6.83
Class C	6.83
Class Y	8.29

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/14

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OPNCX)	10/10/06	6.55%	10.45%	5.38%	2.38%
Class B (OPCBX)	10/10/06	6.16	9.56	4.56	1.81
Class C (OPCCX)	10/10/06	6.16	9.63	4.60	1.61
Class Y (OPCYX)	7/29/11	6.58	10.57	N/A	5.89

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/14

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OPNCX)	10/10/06	1.49%	5.20%	4.36%	1.76%
Class B (OPCBX)	10/10/06	1.16	4.56	4.23	1.81
Class C (OPCCX)	10/10/06	5.16	8.63	4.60	1.61
Class Y (OPCYX)	7/29/11	6.58	10.57	N/A	5.89

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of

13      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.048 for the 28-day accrual period ended September 23, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on September 23, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0415, $0.0415 and $0.0483, respectively, for the 28-day accrual period ended September 23, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Other States Municipal Debt Funds category is based on 269 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal and North Carolina tax rate of 46.7%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

14      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

15      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During 6 Months Ended September 30, 2014

Class A	$ 1,000.00	$ 1,065.50	$ 6.65

Class B	1,000.00	1,061.60	10.54

Class C	1,000.00	1,061.60	10.54

Class Y	1,000.00	1,065.80	6.34
Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.65	6.50

Class B	1,000.00	1,014.89	10.31

Class C	1,000.00	1,014.89	10.31

Class Y	1,000.00	1,018.95	6.19

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2014 are as follows:

Class	Expense Ratios

Class A	1.28%

Class B	2.03

Class C	2.03

Class Y	1.22

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

17      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

Principal Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—107.3%
North Carolina—67.7%
$160,000	Asheville, NC Hsg. Authority (Oak Knoll Apartments)[1]	5.625%	[2]	09/01/2033	$160,320

10,000	Charlotte, NC Airport[1]	5.000		07/01/2034	10,036

500,000	Charlotte, NC Airport[1]	5.000		07/01/2031	550,895

1,900,000	Charlotte, NC Airport (Charlotte Douglas Airport)[1]	5.000		07/01/2036	2,074,154

1,830,000	Charlotte-Mecklenburg, NC Hospital Authority (Carolinas Healthcare System)[1]	5.125		01/15/2037	2,004,655

50,000	Charlotte-Mecklenburg, NC Hospital Authority Health Care System (Carolinas Healthcare)[1]	5.250		01/15/2039	56,298

250,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.700		05/01/2034	277,812

100,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	6.250		11/01/2033	113,205

4,645,000	Durham, NC Hsg. Authority (Naples Terrace Apartments)[1]	5.700		06/01/2033	4,728,424

100,000	E. Lincoln County, NC Water & Sewer District[1]	4.750		06/01/2018	102,349

1,500,000	Elizabeth City, NC Multifamily Hsg. (Walker Landing)[1]	5.125		03/20/2049	1,518,525

500,000	Fayetteville, NC State University (Student Hsg.)[1]	5.000		04/01/2037	537,115

30,000	Iredell County, NC GO	4.750		02/01/2016	30,413

15,000	Mint Hill, NC Sanitation District	5.250		06/01/2020	15,362

425,000	Mint Hill, NC Sanitation District	5.250		06/01/2019	435,285

125,000	Mint Hill, NC Sanitation District	5.250		06/01/2017	127,404

35,000	Nash, NC Health Care Systems[1]	5.000		11/01/2030	37,173

1,000,000	NC Capital Facilities Finance Agency (Brevard College Corp.)[1]	5.000		10/01/2026	958,180

500,000	NC Capital Facilities Finance Agency (Davidson College)	5.000		03/01/2040	555,695

170,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000		06/01/2028	170,109

110,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)	5.250		06/01/2017	110,283

30,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000		06/01/2023	30,030

30,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000		06/01/2033	30,011

1,655,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000		06/01/2031	1,785,861

1,535,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.125		06/01/2035	1,654,162

440,000	NC Capital Facilities Finance Agency (Methodist University)	5.000		03/01/2022	508,262

200,000	NC Capital Facilities Finance Agency (Methodist University)	5.000		03/01/2019	228,692

810,000	NC Capital Facilities Finance Agency (North Carolina A&T University Foundation)[1]	5.000		06/01/2027	810,284

45,000	NC Capital Facilities Finance Agency (North Carolina A&T University)[1]	5.000		06/01/2032	45,009

25,000	NC Eastern Municipal Power Agency[1]	6.500		01/01/2018	29,376

110,000	NC HFA (Home Ownership)[1]	5.250		07/01/2039	112,096

80,000	NC HFA (Home Ownership)[1]	5.125		01/01/2028	83,422

2,830,000	NC HFA (Home Ownership)[1]	5.250		01/01/2039	2,930,776

220,000	NC HFA (Multifamily Hsg.)[1]	5.500		02/20/2043	220,323

18      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

North Carolina (Continued)

$575,000	NC Medical Care Commission (AHA1HC/AHA3HC/AHA4HC/AHACHC/AHEHC/AHA7HC Obligated Group)[1]	5.500%	10/01/2024	$582,055

2,210,000	NC Medical Care Commission (AHACHC)[1]	5.800	10/01/2034	2,237,293

1,310,000	NC Medical Care Commission (Aldersgate United Methodist Retirement Community)	6.250	07/01/2035	1,392,360

135,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	5.000	11/01/2023	135,378

1,400,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.125	11/01/2038	1,537,060

45,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.000	11/01/2033	49,535

8,000,000	NC Medical Care Commission (Duke University Health System)[3]	5.000	06/01/2042	9,046,000

355,000	NC Medical Care Commission (Forest at Duke)[1]	5.500	09/01/2018	356,434

500,000	NC Medical Care Commission (Galloway Ridge)[1]	6.000	01/01/2039	526,340

115,000	NC Medical Care Commission (Givens Estates)[1]	5.000	07/01/2027	120,642

1,700,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.200	10/01/2021	1,787,754

345,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.600	10/01/2036	357,948

100,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.500	10/01/2031	103,856

55,000	NC Medical Care Commission (Halifax Regional Medical Center)[1]	5.000	08/15/2024	55,032

275,000	NC Medical Care Commission (Hugh Chatham Memorial Hospital)[1]	5.000	10/01/2033	275,025

460,000	NC Medical Care Commission (Scotland Memorial Hospital)[1,4]	5.500	10/01/2019	461,739

200,000	NC Medical Care Commission (Southminster)[1,4]	6.125	10/01/2018	200,636

45,000	NC Medical Care Commission (STHS)[1,4]	6.250	10/01/2019	45,198

370,000	NC Medical Care Commission (STHS/STMH/STM/HCC)	6.375	10/01/2029	371,658

35,000	NC Medical Care Commission (STTLC)	5.375	10/01/2014	35,003

140,000	NC Medical Care Commission (STTLC)[1]	5.375	10/01/2019	140,515

520,000	NC Medical Care Commission (UHSEC)[1]	6.000	12/01/2029	596,820

380,000	NC Medical Care Commission (UHSEC/PCMH Obligated Group)[1]	6.250	12/01/2033	440,538

750,000	NC Medical Care Commission (Wakemed)	5.000	10/01/2031	834,015

500,000	NC Medical Care Commission Health Care Facilities (Appalachian Regional Healthcare System)[1]	6.625	07/01/2034	578,720

750,000	NC Medical Care Commission Health Care Facilities (Lutheran Services for the Aging)[1]	5.000	03/01/2042	762,990

2,000,000	NC Medical Care Commission Health Care Facilities (Novant Health)[1]	5.250	11/01/2040	2,169,760

35,000	NC Medical Care Commission Health Care Facilities (Pines at Davidson)[1]	5.000	01/01/2036	35,319

500,000	NC Medical Care Commission Retirement Facilities (Carolina Village)[1]	6.000	04/01/2038	528,450

20,000	NC Medical Care Commission Retirement Facilities (Southminster)[1]	5.750	10/01/2037	20,492

19      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

North Carolina (Continued)

$5,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.500%	10/01/2035	$5,002

750,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.500	10/01/2032	758,303

1,590,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)	5.000	10/01/2033	1,615,583

250,000	NC Turnpike Authority (Monroe Connector System)[1]	5.000	07/01/2036	281,030

1,500,000	NC Winson-Salem State University[1]	5.000	06/01/2034	1,608,645

750,000	New Hanover County, NC Hospital (New Hanover Regional Medical Center)	5.000	10/01/2026	854,715

10,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	5.500	10/01/2029	10,030

25,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	5.750	10/01/2024	27,224

500,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	6.250	10/01/2038	538,295

365,000	Oak Island, NC Enterprise System[1]	6.000	06/01/2036	427,827

3,000,000	Raleigh Durham, NC Airport Authority[1]	5.000	05/01/2037	3,157,710

20,000	University of NC System[1]	5.500	10/01/2034	22,204

1,410,000	Western Carolina University, NC (Student Housing)	5.000	06/01/2033	1,556,372

				59,689,501

U.S. Possessions—39.6%
250,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875	07/01/2035	260,715

750,000	Guam International Airport Authority	6.000	10/01/2034	875,587

125,000	Guam Power Authority, Series A	5.000	10/01/2023	147,464

125,000	Guam Power Authority, Series A	5.000	10/01/2030	143,004

67,775,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250 [5]	06/01/2057	1,291,791

155,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250	06/01/2032	132,280

230,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2017	231,194

2,010,000	Northern Mariana Islands Commonwealth, Series A	5.000	06/01/2030	1,728,620

250,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2038	186,652

500,000	Puerto Rico Aqueduct & Sewer Authority	6.125	07/01/2024	402,165

4,495,000	Puerto Rico Children’s Trust Fund (TASC)	5.625	05/15/2043	4,172,978

3,520,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	3,325,907

2,020,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	2,026,868

34,560,000	Puerto Rico Children’s Trust Fund (TASC)	6.613 [5]	05/15/2050	2,533,594

2,250,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	1,757,115

800,000	Puerto Rico Commonwealth GO1	6.000	07/01/2039	612,080

70,000	Puerto Rico Commonwealth GO1	5.875	07/01/2036	52,294

70,000	Puerto Rico Commonwealth GO	5.125	07/01/2031	51,517

750,000	Puerto Rico Commonwealth GO	5.750	07/01/2028	577,402

5,000	Puerto Rico Commonwealth GO1	5.000	07/01/2028	3,650

395,000	Puerto Rico Commonwealth GO1	5.250	07/01/2030	291,226

85,000	Puerto Rico Convention Center Authority[1]	5.000	07/01/2027	73,819

1,500,000	Puerto Rico Electric Power Authority, Series A6	6.750	07/01/2036	892,455

400,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250	07/01/2029	238,192

20      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)

$320,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250%	07/01/2030	$190,544

440,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250	07/01/2031	261,976

1,000,000	Puerto Rico Electric Power Authority, Series XX6	5.250	07/01/2040	595,230

25,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2022	14,598

250,000	Puerto Rico Highway & Transportation Authority[1]	5.300	07/01/2035	174,170

50,000	Puerto Rico Infrastructure	6.928 [5]	07/01/2043	7,198

30,000	Puerto Rico Infrastructure	7.000 [5]	07/01/2036	6,300

450,000	Puerto Rico Infrastructure	7.000 [5]	07/01/2033	91,570

335,000	Puerto Rico Infrastructure	7.102 [5]	07/01/2035	76,233

1,000,000	Puerto Rico Infrastructure	7.000 [5]	07/01/2032	218,230

725,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250	10/01/2024	515,388

2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500	10/01/2037	1,273,124

1,000,000	Puerto Rico Infrastructure Financing Authority[1]	5.500	07/01/2024	993,950

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375	04/01/2042	82,269

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125	04/01/2032	84,732

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2027	88,787

50,000	Puerto Rico ITEMECF (Ashford Presbyterian Community)[1]	6.700	11/01/2020	44,609

100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2042	78,218

10,000	Puerto Rico Municipal Finance Agency, Series A	5.500	07/01/2017	10,008

45,000	Puerto Rico Public Buildings Authority	5.250	07/01/2042	31,543

250,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2031	195,855

500,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	418,215

600,000	Puerto Rico Public Buildings Authority[1]	6.750	07/01/2036	477,810

750,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	615,263

30,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2033	21,753

100,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2026	79,718

5,000	Puerto Rico Public Buildings Authority, Series D1	5.250	07/01/2036	3,621

1,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500	08/01/2044	842,190

750,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.375	08/01/2039	569,505

500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.375	08/01/2039	420,815

4,500,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000	08/01/2042	3,635,865

200,000	University of Puerto Rico[1]	5.000	06/01/2025	123,770

250,000	University of Puerto Rico[1]	5.000	06/01/2026	154,665

275,000	University of Puerto Rico, Series Q1	5.000	06/01/2030	165,572

370,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2021	365,368

				34,937,231

Total Investments, at Value (Cost $98,805,560)—107.3%				94,626,732

Net Other Assets (Liabilities)—(7.3)				(6,425,154)

Net Assets—100.0%				$88,201,578

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 7 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

21      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2014. See Note 1 of the accompanying Notes.

5. Zero coupon bond reflects effective yield on the date of purchase.

6. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

AHA1HC	ARC/HDS Alamance #1 Hsg. Corp.
AHA3HC	ARC/HDS Alamance #3 Hsg. Corp.
AHA4HC	ARC/HDS Alamance #4 Hsg. Corp
AHA7HC	ARC/HDS Alamance #7 Hsg. Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHEHC	ARC/HDS Elon Housing Corp.
GO	General Obligation
HCC	Home Care of the Carolinas
HFA	Housing Finance Agency
IF&PCFA	Industrial Facilities and Pollution Control Financing Authority
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
PCMH	Pitt County Memorial Hospital
ROLs	Reset Option Longs
STHS	Stanly Health Services
STM	Stanly Manor
STMH	Stanly Memorial Hospital
STTLC	Stanly Total Living Center
TASC	Tobacco Settlement Asset-Backed Bonds
UHSEC	University Health Systems of Eastern Carolina
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

22      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2014 Unaudited

Assets
Investments, at value (cost $98,805,560) —see accompanying statement of investments	$94,626,732

Cash	365,310

Receivables and other assets:
Interest	1,682,247
Shares of beneficial interest sold	378,060
Investments sold on a when-issued or delayed delivery basis	175,000
Other	63,528

Total assets	97,290,877

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	4,000,000
Payable for borrowings (See Note 6)	4,800,000
Shares of beneficial interest redeemed	149,784
Dividends	69,759
Distribution and service plan fees	17,141
Trustees’ compensation	6,331
Shareholder communications	4,945
Interest expense on borrowings	508
Other	40,831

Total liabilities	9,089,299

Net Assets	$88,201,578

Composition of Net Assets
Par value of shares of beneficial interest	$7,776

Additional paid-in capital	103,432,310

Accumulated net investment income	1,124,902

Accumulated net realized loss on investments	(12,184,582)

Net unrealized depreciation on investments	(4,178,828)

Net Assets	$88,201,578

23      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $49,251,203 and 4,342,013 shares of beneficial interest outstanding)	$11.34

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.91

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,455,581 and 128,338 shares of beneficial interest outstanding)	$11.34

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $31,625,733 and 2,788,294 shares of beneficial interest outstanding)	$11.34

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $5,869,061 and 517,515 shares of beneficial interest outstanding)	$11.34

See accompanying Notes to Financial Statements.

24      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Six Months Ended September 30, 2014 Unaudited

Investment Income
Interest	$2,947,677

Expenses
Management fees	243,358

Distribution and service plan fees:
Class A	61,214
Class B	7,988
Class C	157,987

Transfer and shareholder servicing agent fees:
Class A	25,444
Class B	800
Class C	15,801
Class Y	2,202

Shareholder communications:
Class A	6,161
Class B	190
Class C	2,574
Class Y	892

Borrowing fees	179,121

Interest expense and fees on short-term floating rate notes issued (See Note 1)	28,457

Interest expense on borrowings	3,215

Custodian fees and expenses	1,683

Trustees’ compensation	644

Other	24,962

Total expenses	762,693
Less waivers and reimbursements of expenses	(74,516)

Net expenses	688,177

Net Investment Income	2,259,500

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(1,338,001)

Net change in unrealized appreciation/depreciation on investments	4,548,740

Net Increase in Net Assets Resulting from Operations	$5,470,239

See accompanying Notes to Financial Statements.

25      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

Operations
Net investment income	$2,259,500	$5,732,630

Net realized loss	(1,338,001)	(2,572,835)

Net change in unrealized appreciation/depreciation	4,548,740	(13,162,875)

Net increase (decrease) in net assets resulting from operations	5,470,239	(10,003,080)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,315,227)	(3,025,762)
Class B	(35,361)	(117,756)
Class C	(697,470)	(1,560,096)
Class Y	(114,364)	(323,078)

	(2,162,422)	(5,026,692)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(3,050,894)	(24,287,192)
Class B	(477,482)	(1,849,231)
Class C	(1,181,323)	(14,464,504)
Class Y	1,297,706	(4,441,314)

	(3,411,993)	(45,042,241)

Net Assets
Total decrease	(104,176)	(60,072,013)

Beginning of period	88,305,754	148,377,767

End of period (including accumulated net investment income of $1,124,902 and $1,027,824, respectively)	$88,201,578	$88,305,754

See accompanying Notes to Financial Statements.

26      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Six Months Ended September 30, 2014 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$5,470,239

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(9,488,540)
Proceeds from disposition of investment securities	17,179,369
Short-term investment securities, net	1,937
Premium amortization	120,756
Discount accretion	(371,451)
Net realized loss on investments	1,338,001
Net change in unrealized appreciation/depreciation on investments	(4,548,740)
Change in assets:
Decrease in other assets	41,947
Decrease in interest receivable	231,174
Decrease in receivable for securities sold	8,491,958
Change in liabilities:
Decrease in other liabilities	(19,151)

Net cash provided by operating activities	18,447,499

Cash Flows from Financing Activities
Proceeds from borrowings	19,000,000
Payments on borrowings	(27,300,000)
Payments on short-term floating rate notes issued	(4,000,000)
Proceeds from shares sold	7,667,500
Payments on shares redeemed	(13,438,879)
Cash distributions paid	(468,938)

Net cash used in financing activities	(18,540,317)

Net decrease in cash	(92,818)

Cash, beginning balance	458,128

Cash, ending balance	$365,310

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,703,146.
Cash paid for interest on borrowings—$3,831.
Cash paid for interest on short-term floating rate notes issued—$28,457.

See accompanying Notes to Financial Statements.

27      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011	Year Ended March 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$10.92	$12.20	$11.99	$10.48	$11.22	$8.67

Income (loss) from investment operations:
Net investment income[2]	0.30	0.61	0.54	0.64	0.69	0.64
Net realized and unrealized gain (loss)	0.41	(1.36)	0.24	1.51	(0.78)	2.57

Total from investment operations	0.71	(0 .75)	0.78	2.15	(0.09)	3.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.29)	(0.53)	(0.57)	(0.64)	(0.65)	(0.66)

Net asset value, end of period	$11.34	$10.92	$12.20	$11.99	$10.48	$11.22

Total Return, at Net Asset Value[3]	6.55%	(6.04)%	6.60%	20.93%	(1.03)%	37.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,251	$50,408	$83,126	$59,394	$52,758	$52,109

Average net assets (in thousands)	$50,741	$63,593	$73,464	$53,775	$57,465	$48,913

Ratios to average net assets:[4]
Net investment income	5.39%	5.39%	4.40%	5.66%	6.15%	6.18%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.98%	0.97%	0.90%	0.93%	0.95%	0.96%
Interest and fees from borrowings	0.41%	0.25%	0.08%	0.05%	0.07%	0.19%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.07%	0.05%	0.10%	0.15%	0.09%

Total expenses	1.45%	1.29%	1.03%	1.08%	1.17%	1 .24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%	1.11%	0.93%	0.95%	1.02%	1.01%

Portfolio turnover rate	10%	12%	6%	19%	15%	23%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

28      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Class B	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011	Year Ended March 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$10.92	$12.19	$11.98	$10.48	$11.22	$8.67

Income (loss) from investment operations:
Net investment income[2]	0.26	0.51	0.45	0.55	0.60	0.56
Net realized and unrealized gain (loss)	0.41	(1.35)	0.24	1.50	(0.78)	2.57

Total from investment operations	0.67	(0.84)	0.69	2.05	(0.18)	3.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.43)	(0.48)	(0.55)	(0.56)	(0.58)

Net asset value, end of period	$11.34	$10.92	$12.19	$11.98	$10.48	$11.22

Total Return, at Net Asset Value[3]	6.16%	(6.82)%	5.81%	19.94%	(1.77)%	36.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,456	$1,871	$4,141	$4,073	$2,934	$2,720

Average net assets (in thousands)	$1,591	$3,050	$4,412	$3,338	$3,160	$1,903

Ratios to average net assets:[4]
Net investment income	4.68%	4.58%	3.67%	4.88%	5.39%	5.30%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.74%	1.81%	1.73%	1.75%	1.77%	1.82%
Interest and fees from borrowings	0.41%	0.25%	0.08%	0.05%	0.07%	0.19%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.07%	0.05%	0.10%	0.15%	0.09%

Total expenses	2.21%	2.13%	1.86%	1.90%	1.99%	2.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.03%	1.86%	1.68%	1.70%	1.77%	1.77%

Portfolio turnover rate	10%	12%	6%	19%	15%	23%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

29      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011	Year Ended March 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$10.92	$12.19	$11.98	$10.48	$11.22	$8.67

Income (loss) from investment operations:
Net investment income[2]	0.26	0.52	0.45	0.55	0.61	0.56
Net realized and unrealized gain (loss)	0.41	(1.34)	0.24	1.50	(0.79)	2.57

Total from investment operations	0.67	(0.82)	0.69	2.05	(0.18)	3.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.45)	(0.48)	(0.55)	(0.56)	(0.58)

Net asset value, end of period	$11.34	$10.92	$12.19	$11.98	$10.48	$11.22

Total Return, at Net Asset Value[3]	6.16%	(6.67)%	5.81%	19.94%	(1.77)%	36.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,626	$31,620	$51,239	$41,724	$32,657	$28,076

Average net assets (in thousands)	$31,512	$38,923	$47,927	$36,216	$33,529	$19,091

Ratios to average net assets:[4]
Net investment income	4.64%	4.64%	3.65%	4.89%	5.40%	5.31%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.73%	1.75%	1.67%	1.69%	1.72%	1.75%
Interest and fees from borrowings	0.41%	0.25%	0.08%	0.05%	0.07%	0.19%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.07%	0.05%	0.10%	0.15%	0.09%

Total expenses	2.20%	2.07%	1.80%	1.84%	1.94%	2.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.03%	1.87%	1.68%	1.70%	1.77%	1.77%

Portfolio turnover rate	10%	12%	6%	19%	15%	23%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

30      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Class Y	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Period Ended March 30, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.92	$12.20	$11.99	$11.10

Income (loss) from investment operations:
Net investment income[3]	0.30	0.60	0.55	0.45
Net realized and unrealized gain (loss)	0.41	(1.34)	0.25	0.87

Total from investment operations	0.71	(0.74)	0.80	1.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.29)	(0.54)	(0.59)	(0.43)

Net asset value, end of period	$11.34	$10.92	$12.20	$11.99

Total Return, at Net Asset Value[4]	6.58%	(6.00)%	6.72%	12.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,869	$4,407	$9,872	$5,166

Average net assets (in thousands)	$4,402	$6,791	$7,803	$1,477

Ratios to average net assets:[5]
Net investment income	5.39%	5.30%	4.48%	5.81%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.75%	0.75%	0.70%	0.66%
Interest and fees from borrowings	0.41%	0.25%	0.08%	0.03%
Interest and fees on short-term floating rate notes issued[6]	0.06%	0.07%	0.05%	0.10%

Total expenses	1.22%	1.07%	0.83%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.22%	1.07%	0.83%	0.79%

Portfolio turnover rate	10%	12%	6%	19%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from July 29, 2011 (inception of offering) to March 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

31      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester North Carolina Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term

32      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage

33      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity

34      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of September 30, 2014, the Fund’s maximum exposure under such agreements is estimated at $4,000,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At September 30, 2014, municipal bond holdings with a value of $9,046,000 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $4,000,000 in short-term floating rate securities issued and outstanding at that date.

At September 30, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater	Coupon Rate[2]	Maturity Date	Value

$ 4,000,000	NC Medical Care Commission ROLs[1,3]	9.529%	6/1/42	$5,046,000

				$5,046,000

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and

35      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $4,000,000 or 4.54% of its total assets as of September 30, 2014.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$175,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. There were no securities not accruing interest as of September 30, 2014.

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of September 30, 2014, securities with an aggregate market value of $2,178,397 representing 2.47% of the Fund’s net assets, were subject to these forbearance agreements.

36      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended March 31, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended March 31, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2017	$2,034,983
2018	3,860,428
No expiration	3,972,563

Total	$9,867,974

As of September 30, 2014, it is estimated that the capital loss carryforwards would be $5,895,411 expiring by 2018 and $3,972,563 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended September 30, 2014, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if

37      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$98,598,179[1]

Gross unrealized appreciation	$3,600,540
Gross unrealized depreciation	(7,571,987)

Net unrealized depreciation	$(3,971,447)

1. The Federal tax cost of securities does not include cost of $4,008,620, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

38      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

39      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

40      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
North Carolina	$—	$59,689,501	$—	$59,689,501
U.S. Possessions	—	34,937,231	—	34,937,231

Total Assets	$—	$94,626,732	$—	$94,626,732

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

41      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

Six Months Ended September 30, 2014			Year Ended March 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	343,384	$3,816,569	847,291	$9,438,571
Dividends and/or distributions reinvested	97,653	1,086,533	228,312	2,536,178
Redeemed	(714,402)	(7,953,996)	(3,275,846)	(36,261,941)

Net decrease	(273,365)	$(3,050,894)	(2,200,243)	$(24,287,192)

Class B
Sold	96	$1,057	9,873	$104,789
Dividends and/or distributions reinvested	2,915	32,398	10,054	111,908
Redeemed	(45,986)	(510,937)	(188,235)	(2,065,928)

Net decrease	(42,975)	$(477,482)	(168,308)	$(1,849,231)

Class C
Sold	171,851	$1,903,630	409,461	$4,548,823
Dividends and/or distributions reinvested	44,508	495,017	100,323	1,114,039
Redeemed	(323,415)	(3,579,970)	(1,816,662)	(20,127,366)

Net decrease	(107,056)	$(1,181,323)	(1,306,878)	$(14,464,504)

Class Y
Sold	204,009	$2,286,417	387,848	$4,374,857
Dividends and/or distributions reinvested	8,015	89,198	23,720	265,194
Redeemed	(98,083)	(1,077,909)	(817,277)	(9,081,365)

Net increase (decrease)	113,941	$1,297,706	(405,709)	$(4,441,314)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended September 30, 2014 were as follows:

	Purchases	Sales

Investment securities	$9,488,540	$17,179,369

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

42      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

The Fund’s management fee for the six months ended September 30, 2014 was 0.55% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended September 30, 2014, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$32
Payments Made to Retired Trustees	—
Accumulated Liability as of September 30, 2014	1,790

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining

43      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

September 30, 2014	$11,938	$1,253	$11,458	$555

44      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares. During the six months ended September 30, 2014, the Manager reimbursed $44,979, $1,485, $28,039 and $13 for Class A, Class B, Class C and Class Y shares, respectively

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of

45      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Borrowings (Continued)

Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1468% as of September 30, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended September 30, 2014 equal 0.27% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of September 30, 2014, the Fund had borrowings outstanding at an interest rate of 0.1468%. Details of the borrowings for the six months ended September 30, 2014 are as follows:

Average Daily Loan Balance	$4,165,027
Average Daily Interest Rate	0.152%
Fees Paid	$69,640
Interest Paid	$3,831

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended September 30, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.14% of the Fund’s average net assets on an annualized basis.

46      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

7. Reverse Repurchase Agreements (Continued)

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended September 30, 2014.

Details of reverse repurchase agreement transactions for the six months ended September 30, 2014 are as follows:

Fees Paid	$67,828

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Suit”). OFI believes the California Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Suit, or whether any costs that OFI may bear in defending the California Suit might not be reimbursed by insurance, OFI believes the California Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

47      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

48      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail funds in the Muni Single State Long category. The Board noted that the Fund’s five-year performance was better than its category median although its one-year and three-year performance was below its category median.

Costs of Services by the Adviser.  The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load Muni Single State Long funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable interest and fees from borrowing, interest and related expenses from inverse floaters, dividend expense, taxes, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 0.80% for Class A shares, 1.55% for Class B and Class C shares, and 0.80% for Class Y shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Fund’s contractual management fees were higher than its peer group median and category median. The Fund’s total expenses, net of waivers, were lower than its peer group median and equal to its category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee

49      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

50      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

51      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

52      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

53      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

54      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

55      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

A Better Website for Investors. We redesigned the OppenheimerFunds investor site to help you find the information and services you need—quickly. Whether you want to review your account, download a form, explore a new fund, plan for retirement, save for higher education, or explore our market insights, it's all right there, easy to find and access from the home page. Visit **oppenheimerfunds.com/investors** to see how well the new site will work for you.

You can also visit our website for 24-hour access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0655.001.0914 November 24, 2014

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester North Carolina Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/10/2014